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                                                                Exhibit 10.1

                             AMENDED AND RESTATED

                        1997 EQUITY PARTICIPATION PLAN

                                      OF

                             OWENS-ILLINOIS, INC.


            OWENS-ILLINOIS, INC., a Delaware corporation, hereby amends and restates in its entirety the 1997 Equity Participation Plan of Owens-Illinois, Inc. (the "Plan"), which was adopted effective May 14, 1997 and amended effective December 19, 1997. The purposes of this Plan are as follows:

            (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its key Employees (as defined hereunder) who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

            (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Code (as defined hereunder).


                                   ARTICLE I

                                  DEFINITIONS

            Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 - Additional Option

            "Additional Option" means an Option granted to an Optionee to purchase a number of shares of Common Stock equal to the number of shares of Common Stock tendered or relinquished by the Optionee in payment of the exercise price upon exercise of an Option and/or the number of shares of Common Stock tendered or relinquished in payment of the amount to be withheld under applicable federal, state and local income tax laws in connection with the exercise of an option as described in Article VI.

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Section 1.2 - Additional Option Feature

            "Additional Option Feature" means a feature of an Option that provides for the automatic grant of an Additional Option in accordance with the provisions described in Article VI.

Section 1.3 - Award

            "Award" shall mean an Option, Restricted Stock or Phantom Stock Unit granted under this Plan.

Section 1.4 - Award Limit

            "Award Limit" shall mean 500,000 shares of Common Stock or, as the context may require, Options to acquire 500,000 shares of Common Stock or Phantom Stock Units which, when vested, would result in the issuance of 500,000 shares of Common Stock.

Section 1.5 - Board

            "Board" shall mean the Board of Directors of the Company.

Section 1.6 - Code

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.7 - Committee

            "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 9.1

Section 1.8 - Common Stock

            "Common Stock" shall mean the Company's common stock, $.01 par value.

Section 1.9 - Company

            "Company" shall mean Owens-Illinois, Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options, outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

Section 1.10 - Director

            "Director" shall mean a member of the Board.


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Section 1.11 - Employee

            "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.12 - Exchange Act

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.13 - Fair Market Value

            "Fair Market Value" of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 1.14 - Incentive Stock Option

            "Incentive Stock Option" shall mean an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.15 - Non-Qualified Option

            "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

Section 1.16 - Officer

            "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as such Rule may be amended in the future.

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Section 1.17 - Option

            "Option" shall mean an option to purchase capital stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

Section 1.18 - Optionee

            "Optionee" shall mean an Employee to whom an Option or Restricted Stock, as the case may be, is granted under the Plan.

Section 1.19 - Parent Corporation

            "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.20 - Phantom Stock Units

            "Phantom Stock Units" shall mean units of Phantom Stock awarded under Article VIII of this Plan.

Section 1.21 - Phantom Stock Agreement

            "Phantom Stock Agreement" shall mean Phantom Stock Agreement as provided in Section 8.2.


Section 1.22 - Plan

            "Plan" shall mean this 1997 Equity Participation Plan of Owens-Illinois, Inc.

Section 1.23 - Restricted Stock

            "Restricted Stock" shall mean Common Stock awarded under Article VII of this Plan.

Section 1.24 - Restricted Stock Agreement

            "Restricted Stock Agreement" shall mean Restricted Stock Agreement as provided in Section 7.2.

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Section 1.25 - Rule 16b-3

            "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

Section 1.26 - Secretary

            "Secretary" shall mean the Secretary of the Company.

Section 1.27 - Section 162(m) Participant

            "Section 162(m) Participant" shall mean any key Employee designated by the Committee as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

Section 1.28 - Securities Act

            "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.29 - Subsidiary

            "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Subsidiary" shall also mean any partnership in which the Company and/or any Subsidiary owns more than 50% of the capital or profits interests.

Section 1.30 - Termination of Employment

            "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee or holder of Restricted Stock or Phantom Stock Units and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, total disability or retirement, but excluding (i) terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary or (ii) except with respect to an Incentive Stock Option, terminations where the Optionee or holder of Restricted Stock or Phantom Stock Units continues a relationship (e.g., as a director or as a consultant) with the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence

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interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any of its subsidiaries has an absolute and unrestricted right to terminate the Optionee's or holder of Restricted Stock's or Phantom Stock Units' employment at any time for any reason whatsoever, with or without cause.

Section 1.31 - Transferable Option

            "Transferable Option" means a Non-Qualified Option which by its terms, as determined by the Committee and set forth in the applicable Option Agreement (or an amendment thereto), may be transferred by the Optionee, in writing and with written notice thereof to the Committee, by gift, without the receipt of any consideration, (i) to such Optionee's spouse; (ii) to any child or more remote lineal descendant of such Optionee or to the spouse of any such child or more remote lineal descendant; or (iii) to any trust, custodianship, or other similar fiduciary relationship maintained for the benefit of any one or more of such persons, but is otherwise nontransferable except by will or the applicable laws of descent and distribution.

Section 1.32 - Transferee

            "Transferee" shall mean any person or entity to whom or to which an Optionee has transferred a Transferable Option.


                                  ARTICLE II

                            SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

            (a) The shares of stock subject to Options, awards of Restricted Stock and issuance upon the vesting of Phantom Stock Units shall be shares of the Company's $.01 par value Common Stock. The aggregate number of such shares which may be issued upon exercise of such Options or the vesting of Phantom Stock Units or upon any such awards of Restricted Stock shall not exceed 10,000,000. For purposes of determining the number of shares of Common Stock that may be sold under the Plan, such number shall increase by the number of shares tendered or relinquished to the Corporation (a) in connection with the exercise of an Option or (b) in payment of federal, state and local income tax withholding liabilities upon exercise of an Option or award or vesting of Restricted Stock or Phantom Stock Units.

            (b) The maximum number of shares which may be subject to Awards granted under the Plan to any Employee in any calendar year shall not exceed the Award Limit.


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Section 2.2 - Unexercised Options

            If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be granted hereunder, subject to the limitations of Section 2.1. If any Restricted Stock is repurchased by the Company or forfeited in connection with a Termination of Employment or otherwise, the number of shares repurchased or forfeited may again be granted hereunder, subject to the limitations of
Section 2.1.

Section 2.3 - Changes in Company's Shares

            In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares for the purchase of which Options may be granted, which may be granted as Restricted Stock or which may be issued upon the vesting of Phantom Stock Units, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options, the vesting of Phantom Stock Units and for the grants of Restricted Stock, and of the Award Limit set forth in Section 1.4.

                                  ARTICLE III

                              GRANTING OF OPTIONS

Section 3.1 - Eligibility

            Any key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options, except as provided in Section 3.2.

Section 3.2 - Qualification of Incentive Stock Options

            No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

Section 3.3 - Granting of Options

            (a) The Committee shall from time to time, in its absolute discretion:

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                  (i)  Determine which Employees are key Employees and select from among the key Employees (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

                  (ii) Determine the number of shares to be subject to such Options granted to such selected key Employees, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

                  (iii) Determine the terms and conditions of such Options, consistent with the Plan, including, but not limited to:

                  (A) such terms and conditions as may be required
            in order for such Options to qualify as performance-based compensation as described in Section 162(m)-
            (4)(C) of the Code if the Committee determines that such Options should so qualify; and/or

                  (B) such terms and conditions as may be required
            in order to make a Non-Qualified Option a Transferable
            Option.

            (b) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, Option period or any other term or condition of the surrendered Option.

                                   ARTICLE IV

                               TERMS OF OPTIONS

Section 4.1 - Option Agreement

            Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, including, but not limited to such terms and conditions as may be required in order for such Option to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code if the Committee determines that such Option should so qualify. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code. Stock Option

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Agreements evidencing Transferable Options shall contain (or may be amended to contain) such terms and conditions as may be necessary to meet the definition of a Transferable Option under Section 1.31 hereof.

Section 4.2 - Option Price

            The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the Fair Market Value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the Fair Market Value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

Section 4.3 - Commencement of Exercisability

            (a) No Option may be exercised in whole or in part during the first year after such Option is granted, except as may be provided in Sections 4.3(c) and 4.6.

            (b)  Subject to the provisions of Sections 4.3(a), 4.3(c), 4.3(d),
4.6 and 10.4, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c), 4.3(d), 4.6 and 9.4, accelerate the time at which such Option or any portion thereof may be exercised.

            (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Employment because of the Optionee's retirement or total disability (each as determined by the Committee in accordance with Company policies) or death; and provided further, that in the event the Committee extends the right of an Optionee to exercise his or her Option pursuant to
Section 4.4(a)(vii) below, the Committee may also provide that such Option shall become exercisable immediately, or in accordance with the schedule of exercisability which would be applicable to such Option but for the Optionee's Termination of Employment, or in accordance with any other schedule determined in the Committee's discretion.

            (d) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such options shall be taxed as Non-Qualified Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 4.3(d), the Fair Market Value of

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stock shall be determined as of the time the option with respect to such stock is granted.

Section 4.4 - Expiration of Options

            (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

                  (i) In the case of an Incentive Stock Option, (A) the expiration of ten years from the date the Option was granted, or (B) in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Option was granted; or

                  (ii) In the case of a Non-Qualified Option, the expiration of ten years and one day from the date the Option was granted; or

                  (iii) Except as provided in clauses (iv) through (viii) below, the date of the Optionee's Termination of Employment; or

                  (iv) In the case of an Optionee who is totally disabled (within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, or otherwise as determined by the Committee in accordance with Company policies), the expiration of one year from the date of the Optionee's Termination of Employment by reason of his or her disability unless the Optionee dies within said one-year period; or

                  (v) In the case of an Optionee who retires after reaching the Company's normal retirement age or who takes early retirement, the expiration of three months from the date of Optionee's Termination of Employment by reason of such retirement, or in the case of any such retiring Optionee whose right to exercise his or her Option is extended by the Committee, which extension shall not exceed three years from the date of Optionee's Termination of Employment, the date upon which such extension expires; or

                  (vi) The expiration of one year from the date of the Optionee's death; or

                  (vii) In the case of an Optionee who is discharged not for good cause, the expiration of three months from the Optionee's Termination of Employment unless the Optionee dies within said three-month period; or

                  (viii) In the case of any Optionee whose right to exercise his or her Option is extended by the Committee, which extension shall not exceed three years from the date of Optionee's Termination of Employment, the date upon which such extension expires.


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            (b)  Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Employment because of the Optionee's retirement (as determined by the Committee in accordance with Company policies), total disability (within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, or otherwise as determined by the Committee in accordance with Company policies) or death; and provided further, that in the event the Committee extends the right of an Optionee to exercise his or her Option pursuant to Section 4.4(a)(vii) above, the Committee may also provide that such Option shall become exercisable immediately, or in accordance with the schedule of exercisability which would be applicable to such Option but for the Optionee's Termination of Employment, or in accordance with any other schedule determined in the Committee's discretion.

Section 4.5 - Consideration

            In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

Section 4.6 - Merger, Consolidation, Acquisition, Liquidation or Dissolution

            Notwithstanding the provisions of Section 10.3, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company's assets or 51% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option.


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Section 4.7 - No Right to Continued Employment

            Nothing in this Plan or in any Non-Qualified Stock Option Agreement, Phantom Stock Agreement or Restricted Stock Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to terminate or discharge any Optionee at any time for any reason whatsoever, with or without cause.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

Section 5.1 - Persons Eligible to Exercise

            During the lifetime of the Optionee, only he or his Transferee, if any, may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his Transferee, if any, or by his personal representative or any other person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. All of the terms and conditions of any Option in the hands of the Optionee during his lifetime shall be and remain fully applicable and binding on his Transferee, if any, and on any other person who may become eligible to exercise such Option.

Section 5.2 - Partial Exercise

            At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

            An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

                  (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and


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                  (b)   (i)  Full payment (in cash or by check) for the shares
      with respect to which such Option or portion is thereby exercised; or

                        (ii) With the consent of the Committee, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company, or, (B) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or
                        (iii) With the consent of the Committee, a full recourse promissory note bearing interest (at least such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                         (iv)  With the consent of the Committee, any
      combination of the consideration provided in the foregoing subsections
      (i), (ii) and (iii); and

                  (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer, or, (ii) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued at Fair Market Value as of the date of Option exercise, may be used to make all or part of such payment;

                  (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                  (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Conditions to Issuance of Stock Certificates

            The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any

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certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                  (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                  (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

                  (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.5 - Rights as Stockholders

            The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect to any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.6 - Transfer Restrictions

            The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                  ARTICLE VI

                              ADDITIONAL OPTIONS

Section 6.1 - Additional Options

            (a) The Committee may, at or after the date of grant of an Option, grant Additional Options. Additional Options may be granted with respect to any outstanding Option.

            (b) If, with consent of the Committee pursuant to Section 5.3(b)(ii), an Optionee exercises an Option that has an Additional Option Feature by tendering or relinquishing shares of Common Stock and/or when shares of Common Stock are tendered or relinquished in payment for the amount to be withheld under applicable federal, state and local income tax laws in connection with the exercise of an option, the Optionee shall automatically be granted an Additional Option. The Additional Option shall be subject to the following provisions:

                  (i) The Additional Option shall cover the number of shares of Common Stock equal to the sum of (A) the number of shares of Common Stock tendered or relinquished as consideration upon the exercise of the Option to which such Additional Option Feature relates and (B) the number of shares of Common Stock tendered or relinquished in payment of the amount to be withheld under applicable federal, state and local income tax laws in connection with the exercise of the option to which such Additional Option Feature relates;

                  (ii) The Additional Option will not have an Additional Option Feature unless the Committee directs otherwise;

                  (iii) The Additional Option exercise price shall be 100% of the Fair Market Value per share on the date the employee tenders or relinquishes shares of Common Stock to exercise the Option that has the Additional Option Feature and/or tenders or relinquishes shares of Common Stock in payment of income tax withholding on the exercise of an Option that has the Additional Option Feature; and

                  (iv) The Additional Option shall have the same termination date and other termination provisions as the underlying Option that had the Additional Option Feature.

                                 ARTICLE VII

                          AWARDS OF RESTRICTED STOCK

Section 7.1 - Award of Restricted Stock

      (a)   The Committee may from time to time, in its absolute discretion:

            (i) Select from among the key Employees (including Employees who have previously received Options under this Plan) such of them as in its opinion should be awarded Restricted Stock;

            (ii) Determine the term of the restrictions placed on the Restricted Stock, provided, the term of such restrictions shall not be less than three (3) years, subject to the right of the Committee to grant Restricted Stock with a restriction period of less than three (3) years, but not less than one (1) year, if (A) the grant of the Restricted Stock is performance based, or (B) the total number of shares of non-performance based Restricted Stock granted under the Plan with a restriction period of less than three (3) years does not exceed five percent (5%) of the aggregate number of shares which may be issued under the Plan; and

            (iii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

Section 7.2 - Restricted Stock Agreement

            Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

Section 7.3 - Rights as Stockholders

            Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.8, the holder of Restricted Stock shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including voting rights and the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

Section 7.4 - Restrictions

            All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the holder of Restricted Stock upon issuance, a holder of Restricted Stock's rights in unvested Restricted Stock shall lapse upon Termination of Employment.

Section 7.5 - Provisions Applicable to Section 162(m) Participants

               Notwithstanding anything in the Plan to the contrary, the Committee may grant any performance or incentive awards of Restricted Stock described in this Article VII to a Section 162(m) Participant that vest or become exercisable upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share,
(v) earnings before any one or more of the following items: interest, taxes, depreciation or amortization, (vi) return on equity, (vii) return on invested capital or assets and (viii) cost reductions or savings.

            (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to performance or incentive awards described in this Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period.

Section 7.6 - Repurchase of Restricted Stock

            The Committee may provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the holder of Restricted Stock the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment between the holder of Restricted Stock and the Company, at a cash price per share equal to the price paid by the holder of Restricted Stock for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a

Termination of Employment without cause, or following a change in control of the Company or because of the holder of the Restricted Stock's retirement, death or disability, or otherwise, and provided further that provisions may be made that the right of repurchase may be exercised at a price less than the price paid by the holder of Restricted Stock in the event of termination for cause, voluntary termination or otherwise.

Section 7.7 - Tax Withholding

      The Company shall be entitled to require payment in cash or deduction from other compensation payable to each holder of Restricted Stock of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Restricted Stock. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such holder of Restricted Stock to elect to have the Company withhold shares of Common Stock otherwise issuable under such award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

Section 7.8 - Escrow

            The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

Section 7.9 - Legend

            In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                 ARTICLE VIII

                         AWARDS OF PHANTOM STOCK UNITS

Section 8.1 - Award of Phantom Stock Units

     (a)    The Committee may from time to time, in its absolute discretion:

            (i) Select from among the key Employees (including Employees who have previously received Phantom Stock Units under this Plan) such of them as in its opinion should be awarded Phantom Stock Units;

            (ii) Determine the term of the vesting period placed on the Phantom Stock Units, provided, the term of such vesting period shall not be less than three (3) years, subject to the right of the Committee to grant

Phantom Stock Units with a vesting period of less than three (3) years, but not less than one (1) year, if (A) the grant of the Phantom Stock Unit is performance based, or (B) the total number of shares of represented by Phantom Stock Units, when combined with the total number of non-performance based Restricted Stock granted under the 1997 Plan with a restriction period of less than three (3) years does not exceed five percent (5%) of the aggregate number of shares which may be issued under the 1997 Plan; and

            (iii) Determine the purchase price, if any, and other terms and conditions applicable to such Phantom Stock Units, consistent with this Plan.

Section 8.2 - Phantom Stock Agreement

            Phantom Stock Units shall be issued only pursuant to a written Phantom Stock Agreement, which shall be executed by the selected key Employee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

Section 8.3 - Restrictions

         All Phantom Stock Units issued under this Plan (including any units received by holders thereof with respect to Phantom Stock Units as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Phantom Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning vesting and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance. Phantom Stock Units may not be sold or encumbered until fully vested. Unless provided otherwise by the Committee, if no consideration was paid by the holder of Phantom Stock Unit upon issuance, a holder of Phantom Stock Units' rights in unvested Phantom Stock Units shall lapse upon Termination of Employment.

Section 8.4 - Provisions Applicable to Section 162(m) Participants

         (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant any performance or incentive awards of Phantom Stock Units described in this Article VIII to a Section 162(m) Participant that vest or become exercisable upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) earnings before any one or more of the following items: interest, taxes, depreciation or amortization, (vi) return on equity, (vii) return on invested capital or assets and (viii) cost reductions or savings.

         (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to performance or incentive awards described in this Article VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period,
(iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period.

Section 8.5 - Termination of Phantom Stock

         The Committee may provide in the terms of each individual Phantom Stock Agreement that the Company shall have the right to terminate any unvested Phantom Stock Unit immediately upon a Termination of Employment between the holder of Phantom Stock Unit and the Company, at a cash price per share equal to the price paid by the holder of Phantom Stock Unit for such Phantom Stock Unit; provided, however, that provision may be made that no such right of termination shall exist in the event of a Termination of Employment without cause, or following a change in control of the Company or because of the holder of the Phantom Stock Unit's retirement, death or disability, or otherwise, and provided further that provisions may be made that the right of termination may be exercised at a price less than the price paid by the holder of Phantom Stock Unit in the event of termination for cause, voluntary termination or otherwise.

Section 8.6 - Tax Withholding

   The Company shall be entitled to require payment in cash or deduction from other compensation payable to each holder of Phantom Stock Units of any sums required by federal, state or local tax law to be withheld with respect to the issuance or vesting of the Phantom Stock Units or upon the issuance of certificates of Common Stock following such vesting. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such holder of Phantom Stock Units to elect to have the Company withhold shares of Common Stock otherwise issuable under such award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

                                  ARTICLE IX

                                ADMINISTRATION

Section 9.1 - Compensation Committee

         The Compensation Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 9.2 - Duties and Powers of Committee

         It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options, Restricted Stock and Phantom Stock Units awarded hereunder and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

Section 9.3 - Majority Rule

         The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 9.4 -  Compensation; Professional Assistance; Good Faith Actions

         Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, Restricted Stock and Phantom Stock Units awarded hereunder, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                   ARTICLE X

                               OTHER PROVISIONS

Section 10.1 - Options Not Transferable

         No Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section
10.1 shall prevent any transfer of a Transferable Option in accordance with its terms or any transfer by will or by the applicable laws of descent and distribution.

Section 10.2 -  Amendment, Suspension or Termination of the Plan

         The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.3, increase any limit imposed in
Section 2.1 on the maximum number of shares which may be issued on exercise of Options or the vesting of Phantom Stock Units or awarded as Restricted Stock, modify the Award Limit, materially modify the eligibility requirements of
Section 3.1, 7.1 or 8.1, reduce the minimum Option price requirements of
Section 4.2, extend the limit imposed in this Section 10.2 on the period during which Awards may be granted or amend or modify the Plan in a manner requiring stockholder approval under Rule 16b-3 or Section 162(m) of the Code. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of an Award alter or impair any rights or obligations under any Award theretofore granted. No Award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Award be granted under this Plan after the first to occur of the following events:

               (a) The expiration of ten years from the date the Plan is adopted by the Board; or

               (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section
   10.4.

Section 10.3 - Adjustments in Outstanding Awards

         In the event that the outstanding shares of Common Stock subject to Awards are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares as to which all outstanding Awards, or portions thereof then unexercised or unvested, shall be exercisable or granted upon any Awards, to the end that after such event the Award holder's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Award shall be made without change in the total price applicable to the Award or the unexercised portion of an Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Award price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all holders of Awards, the Company and all other interested persons.

Section 10.4 - Approval of Plan by Stockholders

         This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Awards may be granted prior to such stockholder approval; provided, however, that such Awards shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted under the Plan shall thereupon be cancelled and become null and void, provided that the Company will return to the holder of the cancelled Award any purchase price previously paid therefor. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3(b).

Section 10.5 - Effect of Plan Upon Other Option and Compensation Plans

         The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options or restricted stock otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options or restricted stock in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 10.6 - Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 10.7 - Conformity to Securities Laws

         The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                  *  *  *  *

         I hereby certify that the 1997 Equity Participation Plan was duly adopted by the Board of Directors of Owens-Illinois, Inc. on March 27, 1997 and that the foregoing Amended and Restated 1997 Equity Participation Plan was adopted by the Compensation Committee of the Board of Directors of Owens-Illinois, Inc. on April 7, 1999.

         Executed as of the 7th day of April, 1999.


                                           /s/ James W. Baehren
                                           ____________________
                                                   Secretary


Corporate Seal


                                  *  *  *  *



         I hereby certify that the foregoing Plan was duly approved by the stockholders of Owens-Illinois, Inc. on May 14, 1997.

         Executed as of the 7th day of April, 1999.



                                          /s/ James W. Baehren
                                          ____________________
                                                   Secretary